CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 NEWS RELEASE Cleveland-Cliffs Announces Tender Offer for Any and All of its 6.750% Senior Secured Notes due 2026 CLEVELAND – March 4, 2024 – Cleveland-Cliffs Inc. (NYSE: CLF) announced today the commencement of a tender offer to purchase (the “Tender Offer”), subject to certain terms and conditions, any and all of its outstanding 6.750% Senior Secured Notes due 2026 (the “Notes”), at the price set forth below. The Tender Offer is scheduled to expire at 5:00 p.m., New York City time, on March 13, 2024 (the “Expiration Time”), unless extended or earlier terminated by the Company. The Tender Offer is being made pursuant to an Offer to Purchase and related Notice of Guaranteed Delivery, each dated March 4, 2024 (together, the “Tender Offer Materials”), which set forth a more detailed description of the terms and conditions of the Tender Offer. Holders of the Notes are urged to carefully read the Tender Offer Materials before making any decision with respect to the Tender Offer. The following table sets forth certain terms of the Tender Offer: Title of Security CUSIP Number & ISIN Principal Amount Outstanding Tender Offer Consideration(1)(2) 6.750% Senior Secured Notes due 2026 144A: $828,927,000 $1,018.00 CUSIP: 185899AG6 ISIN: US185899AG62 REG S: CUSIP: U1852LAF4 ISIN: USU1852LAF41 (1) Excludes accrued and unpaid interest up to, but not including, the Settlement Date (as defined below), which will be paid in addition to the Tender Offer Consideration (as defined below). (2) Per $1,000 principal amount of Notes validly tendered and accepted. Subject to the terms and conditions of the Tender Offer, holders of the Notes who validly tender and do not subsequently validly withdraw their Notes, or deliver a properly completed and duly executed Notice of Guaranteed Delivery, prior to the Expiration Time will be eligible to receive the tender offer consideration payable for each $1,000 principal amount of Notes specified in the table above (the “Tender Offer Consideration”). EXHIBIT 99.3

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 2 The Company will purchase any Notes that are validly tendered and not validly withdrawn prior to the Expiration Time, subject to the satisfaction or waiver of all conditions to the Tender Offer, promptly following the Expiration Time (the “Settlement Date”). The Company will purchase any Notes with respect to which a properly completed and duly executed Notice of Guaranteed Delivery has been delivered by the Expiration Time (to the extent that such Notes are not delivered prior to the Expiration Time), subject to the satisfaction or waiver of all conditions to the Tender Offer, on the Settlement Date. The Settlement Date is currently expected to be on March 18, 2024, assuming all conditions to the Tender Offer have been satisfied or waived. Holders whose Notes are accepted for purchase will also receive accrued and unpaid interest up to, but not including, the Settlement Date. For the avoidance of doubt, accrued interest will cease to accrue on the Settlement Date for all Notes accepted in the Tender Offer, including those tendered by the guaranteed delivery procedures set forth in the Tender Offer Materials. The obligation of the Company to accept for purchase and to pay the Tender Offer Consideration and the accrued and unpaid interest on the tendered Notes pursuant to the Tender Offer is not subject to any minimum tender condition, but is subject to the satisfaction or waiver of certain conditions described in the Tender Offer Materials, including the consummation of one or more debt financing transactions in an aggregate principal amount of at least $750.0 million on terms and conditions acceptable to the Company (the “Financing Condition”), in its sole discretion. The Tender Offer may be amended, extended, terminated or withdrawn. Concurrently with the commencement of the Tender Offer, the Company will issue a conditional notice to redeem in full the outstanding Notes (after giving effect to any purchases of the Notes pursuant to the Tender Offer) at a redemption price of 101.688% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the redemption date (which is expected to be April 3, 2024) pursuant to the terms of the indenture governing the Notes. The redemption of the Notes is subject to the Financing Condition, but will not be conditioned on the consummation of the Tender Offer or the tender of any specified amount of the Notes. Nothing in this announcement should be construed as a notice of redemption with respect to the Notes, as any redemption will be made pursuant to a notice of redemption in accordance with the indenture governing the Notes. The Company presently intends to redeem any Notes that remain outstanding after consummation of the Tender Offer. This statement of intent shall not constitute a notice of redemption under the indenture governing the Notes. The Company has retained Wells Fargo Securities, LLC to serve as Dealer Manager for the Tender Offer. Global Bondholder Services Corporation has been retained to serve as the Information Agent and Depositary for the Tender Offer. Questions regarding the Tender Offer may be directed to Wells Fargo Securities, LLC at 550 South Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attn: Liability Management Group, (866) 309-6316 (toll-free), (704) 410-4759 (collect) or by email to liabilitymanagement@wellsfargo.com. Tender Offer Materials may be obtained by calling Global Bondholder Services Corporation at (855) 654-2014 (toll-free) or (212) 430-3774 (collect for banks and brokers) or by visiting https://www.gbsc-usa.com/clevelandcliffs/. The Company is making the Tender Offer only by, and pursuant to, the terms of the Tender Offer Materials. None of the Company, the Dealer Manager, the Information Agent, the Trustee with respect to the Notes or the Depositary makes any recommendation as to whether holders of the Notes should tender or refrain

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 3 from tendering their Notes. Holders of the Notes must make their own decision as to whether to tender Notes and, if so, the principal amount of the Notes to tender. The Tender Offer is not being made to holders of the Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offer to be made by a licensed broker or dealer, the Tender Offer will be deemed to be made on behalf of the Company by the Dealer Manager or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction. This news release does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any securities nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful. About Cleveland-Cliffs Inc. Cleveland-Cliffs is the largest flat-rolled steel producer in North America. Founded in 1847 as a mine operator, Cliffs also is the largest manufacturer of iron ore pellets in North America. The Company is vertically integrated from mined raw materials, direct reduced iron, and ferrous scrap to primary steelmaking and downstream finishing, stamping, tooling, and tubing. Cleveland-Cliffs is the largest supplier of steel to the automotive industry in North America and serves a diverse range of other markets due to its comprehensive offering of flat-rolled steel products. Headquartered in Cleveland, Ohio, Cleveland-Cliffs employs approximately 28,000 people across its operations in the United States and Canada. Forward-Looking Statements This release contains statements that constitute “forward-looking statements” within the meaning of the federal securities laws. All statements other than historical facts, including, without limitation, statements regarding our current expectations, estimates and projections about our industry or our businesses, are forward-looking statements. We caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: continued volatility of steel, iron ore and scrap metal market prices, which directly and indirectly impact the prices of the products that we sell to our customers; uncertainties associated with the highly competitive and cyclical steel industry and our reliance on the demand for steel from the automotive industry; potential weaknesses and uncertainties in global economic conditions, excess global steelmaking capacity, oversupply of iron ore, prevalence of steel imports and reduced market demand; severe financial hardship, bankruptcy, temporary or permanent shutdowns or operational challenges of one or more of our major customers, key suppliers or contractors, which, among other adverse effects, could disrupt our operations or lead to reduced demand for our products, increased difficulty collecting receivables, and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; risks related to U.S. government actions with respect to Section 232 of the Trade Expansion Act of 1962 (as amended by the Trade Act of 1974), the United States-Mexico-Canada Agreement and/or other trade agreements, tariffs, treaties or policies, as well as the uncertainty of obtaining and maintaining effective antidumping and countervailing duty orders to counteract the harmful effects of unfairly traded imports; impacts of existing and increasing governmental regulation, including potential environmental regulations relating to climate change and carbon emissions, and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorizations of, or from, any governmental or regulatory authority and costs related to implementing improvements to ensure compliance with regulatory changes, including potential financial assurance requirements, and reclamation and remediation obligations; potential impacts to the environment or exposure to hazardous substances resulting from our operations; our ability to maintain adequate liquidity, our level of indebtedness and the availability of capital could limit our financial flexibility and cash flow necessary to fund working capital, planned capital expenditures, acquisitions, and other general corporate purposes or ongoing needs of our business, or to repurchase our common shares; our ability to reduce our indebtedness or return capital to shareholders within the currently expected timeframes or at all; adverse

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 4 changes in credit ratings, interest rates, foreign currency rates and tax laws; the outcome of, and costs incurred in connection with, lawsuits, claims, arbitrations or governmental proceedings relating to commercial and business disputes, antitrust claims, environmental matters, government investigations, occupational or personal injury claims, property-related matters, labor and employment matters, or suits involving legacy operations and other matters; supply chain disruptions or changes in the cost, quality or availability of energy sources, including electricity, natural gas and diesel fuel, critical raw materials and supplies, including iron ore, industrial gases, graphite electrodes, scrap metal, chrome, zinc, other alloys, coke and metallurgical coal, and critical manufacturing equipment and spare parts; problems or disruptions associated with transporting products to our customers, moving manufacturing inputs or products internally among our facilities, or suppliers transporting raw materials to us; the risk that the cost or time to implement a strategic or sustaining capital project may prove to be greater than originally anticipated; our ability to consummate any public or private acquisition transactions and to realize any or all of the anticipated benefits or estimated future synergies, as well as to successfully integrate any acquired businesses into our existing businesses; uncertainties associated with natural or human-caused disasters, adverse weather conditions, unanticipated geological conditions, critical equipment failures, infectious disease outbreaks, tailings dam failures and other unexpected events; cybersecurity incidents relating to, disruptions in, or failures of, information technology systems that are managed by us or third parties that host or have access to our data or systems, including the loss, theft or corruption of sensitive or essential business or personal information and the inability to access or control systems; liabilities and costs arising in connection with any business decisions to temporarily or indefinitely idle or permanently close an operating facility or mine, which could adversely impact the carrying value of associated assets and give rise to impairment charges or closure and reclamation obligations, as well as uncertainties associated with restarting any previously idled operating facility or mine; our level of self-insurance and our ability to obtain sufficient third-party insurance to adequately cover potential adverse events and business risks; uncertainties associated with our ability to meet customers’ and suppliers’ decarbonization goals and reduce our greenhouse gas emissions in alignment with our own announced targets; challenges to maintaining our social license to operate with our stakeholders, including the impacts of our operations on local communities, reputational impacts of operating in a carbon-intensive industry that produces greenhouse gas emissions, and our ability to foster a consistent operational and safety track record; our actual economic mineral reserves or reductions in current mineral reserve estimates, and any title defect or loss of any lease, license, easement or other possessory interest for any mining property; our ability to maintain satisfactory labor relations with unions and employees; unanticipated or higher costs associated with pension and other post-employment benefit obligations resulting from changes in the value of plan assets or contribution increases required for unfunded obligations; uncertain availability or cost of skilled workers to fill critical operational positions and potential labor shortages caused by experienced employee attrition or otherwise, as well as our ability to attract, hire, develop and retain key personnel; the amount and timing of any repurchases of our common shares; potential significant deficiencies or material weaknesses in our internal control over financial reporting; and our ability to successfully repurchase and/or redeem the Secured Notes. For additional factors affecting the business of Cliffs, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2023, and other filings with the U.S. Securities and Exchange Commission. Source: Cleveland-Cliffs Inc. MEDIA CONTACT: Patricia Persico Senior Director, Corporate Communications (216) 694-5316 INVESTOR CONTACT: James Kerr Director, Investor Relations (216) 694-7719